UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 5, 2006

PACIFIC CAPITAL BANCORP

(Exact name of registrant as specified in its charter)

California	0-11113	95-3673456
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1021 Anacapa Street, Santa Barbara, CA	93101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 564-6405

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On July 5, 2006, Pacific Capital Bancorp (the “Company”) completed a trust preferred securities issuance transaction in the amount of $38,000,000. In connection with the transaction, the Company established Pacific Capital Statutory Trust I, a Delaware statutory trust, on June 30, 2006 (the “Trust”). The Trust issued and sold $38,000,000 aggregate principal amount of floating rate capital securities (the “Capital Securities”) in a private placement to institutional investors and issued $1,176,000 in floating rate common securities (the “Common Securities”) to the Company. The Trust used the proceeds of these issuances to purchase $39,176,000 of the Company’s floating rate junior subordinated deferrable interest debentures, due September 15, 2036 (the “Debentures”).

The terms for the Capital Securities and the Debentures are essentially identical. Interest on the Debentures and distributions on the Capital Securities are payable quarterly in arrears commencing on September 15, 2006, and continuing on March 15, June 15, September 15, and December 15 of each year at an annual rate of interest equal to 7.18875%, from July 5, 2006 and to September 15, 2006, and at an annual interest rate for each successive period on and after September 15, 2006, equal to three-month LIBOR (as defined in the indenture, dated as of July 5, 2006, between the Company and Wilmington Trust Company, as trustee (“Indenture”)) plus 1.70% and upon terms as more fully set forth in the Indenture. The Debentures are the sole assets of the Trust and are subordinate to the Company’s senior obligations. The Debentures were issued pursuant to the Indenture. The terms of the Capital Securities are governed by an Amended and Restated Declaration of Trust, dated July 5, 2006 (the “Trust Agreement”), among the Company, as Sponsor, Wilmington Trust Company, as Institutional trustee and Delaware trustee, and the Administrators named therein.

The Debentures mature on September 15, 2036, and are redeemable at the Company’s option (subject to prior approval from the Board of Governors of the Federal Reserve System) beginning September 15, 2011, or sooner in certain specific events. If the Company redeems any amount of the Debentures, the Trust must redeem a like amount of the Capital Securities. Interest on the Debentures may be deferred at any time or from time-to-time for a period not exceeding 20 consecutive quarterly periods, provided there is no event of default and the interest deferral does not extend beyond maturity. If the Company elects to defer interest on the Debentures, or if a default occurs, the Company will generally not be able to declare or pay any dividends or distributions on, or redeem, purchase, acquire, or make a liquidation payment with respect to, any of the Company’s capital stock. The entire principal of the Debentures may become due and payable immediately if an event of default occurs. An event of default includes: (i) defaults in the payment of interest or principal (subject to the deferral right for 20 consecutive quarterly periods described above); (ii) institution of bankruptcy proceedings by the Company; (iii) default in the performance of any covenants under the Indenture and (iv) the voluntarily or involuntary liquidation of the Trust.

Concurrently with the issuance of the Debentures and the Capital Securities, the Company entered into a Guarantee Agreement, dated July 5, 2006, between the Company and Wilmington Trust Company under which the Company guaranteed the payment of various obligations associated with the Capital Securities.

The net proceeds to the Company from the sale of the Debentures to the Trust was used by the Company to pay off $37 million in senior notes, bearing an interest rate of 7.54%, which matured on July 6, 2006.

The preceding discussion is qualified in its entirety by reference to the terms of the Indenture, the

Trust Agreement, the Debenture, the Guarantee Agreement, the Capital Securities Certificate and the Common Securities Certificate. Copies of the Indenture, the Trust Agreement, the Debenture, the Guarantee Agreement, the Capital Securities Certificate, and Common Securities Certificate, which are attached as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5, and 4.6, respectively, are incorporated herein by reference. A press release relating to the preceding discussion is included herein as Exhibit 99.1.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information required by this item is included in Item 1.01 and incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders

The information required by this item is included in Item 1.01 and incorporated herein by reference.

Item 8.01 Other Events

The Company has elected not to proceed with the offering of senior notes contemplated by the preliminary prospectus supplement filed with the SEC on June 27, 2006.

Item 9.01. Financial Statements and Exhibits

4.1	Indenture dated July 5, 2006, between the Company and Wilmington Trust Company Association, as trustee.

4.2	Amended and Restated Declaration of Trust, dated July 5, 2006, by and among the Company, as Sponsor, Wilmington Trust Company as Institutional and Delaware trustee and the Administrators named therein.

4.3	Guarantee Agreement, dated July 5, 2006, between the Company and Wilmington Trust Company.

4.4	Form of Floating Rate Junior Subordinated Deferrable Interest Debenture (included as an exhibit to Exhibit 4.1).

4.5	Form of Capital Securities Certificate (included as an exhibit to Exhibit 4.2).

4.6	Form of Common Securities Certificate (included as an exhibit to Exhibit 4.2).

99.1	Press Release dated July 11, 2006.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PACIFIC CAPITAL BANCORP

Date: July 11, 2006

	By:	/s/ Joyce M. Clinton
Joyce M. Clinton
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description
4.1	Indenture, dated July 5, 2006, between the Company and Wilmington Trust Company Association, as trustee.

4.2	Amended and Restated Declaration of Trust, dated July 5, 2006, by and among the Company, as Sponsor, Wilmington Trust Company as Institutional and Delaware trustee and the Administrators named therein.

4.3	Guarantee Agreement, dated July 5, 2006, between the Company and Wilmington Trust Company.

4.4	Form of Floating Rate Junior Subordinated Deferrable Interest Debenture (included as an exhibit to Exhibit 4.1).

4.5	Form of Capital Securities Certificate (included as an exhibit to Exhibit 4.2).

4.6	Form of Common Securities Certificate (included as an exhibit to Exhibit 4.2).

99.1	Press release dated July 11, 2006.